UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2026

APOGEE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 West 78th Street, Suite 520	Minneapolis	Minnesota	55435
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(952) 835-1874
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
 ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On July 1, 2026, Apogee Enterprises, Inc. (the “Company”) completed the transaction contemplated by the Merger Agreement, dated May 27, 2026 (the “Merger Agreement”), among the Company, Keller Companies, Inc. (“KCI”), certain equityholders party thereto and the other parties thereto.
Pursuant to the terms and conditions of the Merger Agreement, the Company acquired all of the outstanding equity interests of KCI and its subsidiaries, including Kalwall Corporation and Structures Unlimited, Inc. (collectively, the “Acquired Companies”), in exchange for cash consideration consisting of $105 million paid at closing (the “Base Purchase Price”), subject to customary post-closing adjustments as set forth in the Merger Agreement, and up to an additional $10 million of contingent consideration based on the future financial performance of the Acquired Companies.
The Company funded the acquisition using available cash and borrowings under its existing revolving credit facility.
The material terms of the Merger Agreement were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed on May 28, 2026 with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K on May 28, 2026 and is incorporated into this Item 2.01 by reference.

Item 7.01	Regulation FD Disclosure.
On July 1, 2026, the Company issued a press release announcing the completion of the acquisition described in Item 2.01, a copy of which is filed as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
2.1*
Merger Agreement among Apogee Enterprises, Inc., Keller Companies, Inc., Robert Keller Family Trust (2007), Bruce M. Keller 2012 Irrevocable Trust, Richard R. Keller 2012 Irrevocable Trust, Arch 2012 Irrevocable Trust, Scott F. Keller 2012 Irrevocable Trust, and the Representative named therein, dated as of May 27, 2026

99.1	Press Release dated July 1, 2026
104	Cover page interactive data file (formatted in inline XBRL).
* This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the U.S. Securities and Exchange Commission upon request by the Commission provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.
By:	/s/ Bryan A. Welp
Bryan A. Welp
Vice President, General Counsel and Secretary
Date: July 1, 2026